                                                                    EXHIBIT 10.6


                          TAX INDEMNIFICATION AGREEMENT

         This Tax Indemnification Agreement ("Agreement") is made this 8th day of June, 1999, by and among Skechers U.S.A., Inc., a Delaware Corporation ("Skechers" or the "Corporation"), Michael Greenberg, Jeffrey Greenberg, Jason Greenberg, Joshua Greenberg, Jennifer Greenberg, Robert and Susan Greenberg, Trustees of the Greenberg Family Trust u/d/t May 3, 1998, David Schwartzberg, Julie Schwartzberg, Gil Schwartzberg, and Debbie Schwartzberg (each such individual a "Shareholder," and all such individuals collectively the "Shareholders"), such Shareholders owning all of the capital stock of the Corporation. Skechers and the Shareholders are hereinafter referred to individually as a "party" and collectively as the "parties".

         WHEREAS, the Corporation is and has been an "S corporation" (within the meaning of section 1361 of the Internal Revenue Code of 1986, as amended (the "Code")) since May 29, 1992;

         WHEREAS, Corporation contemplates a public offering (the "Offering") of its stock;

         WHEREAS, it is anticipated that Corporation's election to be an S corporation will terminate as a result of revocation of such status in accordance with Section 1361(d)(1) of the Code, upon the effective date of the Offering; and

         WHEREAS, in connection with the Offering, Corporation and Shareholders wish to provide for certain indemnifications with respect to Corporation's prior status as an S corporation.

         NOW, THEREFORE, the parties agree as follows:

         1.  Tax Returns and Reporting.

                  (a) Consistent Reporting by Corporation. For all taxable years ended on or before the day before Corporation's S corporation election terminates, Corporation shall not (except as required by law), without the unanimous consent of Shareholders (which consent shall not be unreasonably withheld), file any amended income tax return or change any election or accounting method with respect to Corporation, if such filing or change would increase any federal, state, local (including but not limited to city or county) or foreign income tax liability (including interest and penalties, if any) (collectively "Tax Liability") of any Shareholder for any period. The limitation of liability contained in section 2(a)(v) hereinbelow does not apply in the event Corporation breaches the prohibition contained in this section 1(a).


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                  (b) Responsibility for Tax Returns. Corporation shall file all tax returns required to be filed by it with respect to all periods for which returns shall become due after the closing of Corporation's initial public offering, including all returns for the short taxable year which concludes upon the termination of Corporation's S election.

                  (c) Responsibility for Taxes. Each Shareholder shall file all required tax returns reporting his/her allocable share of Corporation's taxable income for all years prior to the termination of the S election, subject only to the indemnities set forth in paragraph 2 hereinbelow.

                  (d) Allocation Election. Corporation shall terminate its S corporation status by a revocation of such status pursuant to section 1361(d)(1) of the Code by filing the form attached hereto and marked "Exhibit A." The Shareholders shall consent to the revocation of the S corporation election by filing the form, attached hereto and marked "Exhibit B"no later than one day before the closing of the Offering (the "Termination Date"). Further, Corporation shall elect to allocate items between its two taxable years ending and beginning, respectively, on the date of termination and the date after the termination of the S election, "under normal tax accounting rules," that is, the "closing of the books method," as provided in section 1362(e)(3)(A) of the Code by filing the form attached hereto as "Exhibit C." The Shareholders shall each consent to the "closing of the books method" election, by filing the forms attached hereto and marked "Exhibit D" pursuant to section 1362(e)(3)(B)of the Code.

         2.  Indemnification.

                  (a)  Indemnification of Shareholders.

                           (i)  Indemnification for Tax Liability.  Corporation
hereby agrees to indemnify and hold Shareholders harmless from, against and in respect of any Tax Liability incurred by them resulting from a final judicial or administrative adjustment (by reason of an amended return, claim for refund, audit or otherwise) to Corporation's taxable income which is the result of an increase or change in character of Corporation's income during the period it was treated as an S corporation.

                           (ii)  Tax Adjustment.  In the event that an
indemnification payment pursuant to section 2(a)(i) exceeds the amount of the increase in the Corporation's accumulated adjustments account (as defined in IRC section 1368(e)(1)) resulting from the adjustment (or to the extent such payment to Shareholders does not qualify as a distribution during the post-termination transition period as defined in IRC section 1377(b)) such amount shall be increased by an amount calculated pursuant to section 2(a)(iv) hereinbelow.

                           (iii) Fees and Costs. Corporation hereby agrees to
reimburse Shareholders for such professional fees or other costs as are reasonably necessary to defend Shareholders in the event of an audit or review of a Shareholder's income tax return during a


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year in which the Shareholders were reporting corporate income by virtue of the
S corporation election.

                           (iv)  Gross Up for Additional Tax.  In all events,
and to the extent not otherwise reimbursed, Corporation hereby agrees that if any payment pursuant to this section 2(a) is deemed to be taxable income to a Shareholder, the amount of such payment to the Shareholder shall be increased by an amount necessary to equal the Shareholder's additional Tax Liability related to such amount (including, without limitation any taxes on such additional amounts) so that the net amount received and retained by a Shareholder after payment by the Shareholder of all taxes associated with the payment is equal to the payment otherwise required to be made.

                           (v)  Indemnification Limited to Tax Benefit.
Notwithstanding anything to the contrary in this Agreement, the Company's obligation to indemnify pursuant to section 2(a) of this Agreement shall be limited to the amount of the Company's actual tax savings, if any, attributable to the circumstances giving rise to the increase in the Tax Liability of a Shareholder.

                  (b) Indemnification of Corporation.

                           (i)  Indemnification for Failure to Qualify as an S
Corporation. Each of the shareholders, severally and jointly agrees (according to the percentage of the outstanding shares of Skechers' common stock owned by such shareholder for the year in question), to indemnify and hold Corporation harmless from, against, and in respect for any U.S. federal or state income tax liability (including interest and penalties), if any, resulting from Corporation failing to qualify as an S corporation under Section 1361(a)(1) of the IRC (as enacted and in effect prior to the date of termination), pursuant to a final determination by an applicable taxing authority, for any taxable year on or before the Termination Date as to which Corporation filed or files tax returns claiming status as an S corporation.

                           (ii)  Indemnification for Tax Liability.  In addition
to the indemnification obligation provided in section 2(b)(i) Shareholders hereby agree to indemnify and hold harmless Corporation against any increase in Corporation's Tax Liability, and costs relating thereto, with respect to any tax year to the extent such increase results in a related decrease in the Tax Liability of Shareholders for any period prior to the termination of the Corporation's S status.

                  (c) Payment. Any payment required to be made pursuant to this Agreement shall be paid within seven days after receipt of written notice from the indemnified person that a payment is due hereunder.

         3. Waiver of Invalid Election or Termination of S Status. If the Internal Revenue Service determines that Corporation failed validly to elect to be an S corporation or that Corporation's status as an S corporation was terminated inadvertently, and if Corporation wishes to obtain a ruling pursuant to section 1362(f) of the Code, each Shareholder agrees to make any adjustments


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required pursuant to section 1362(f)(4) of the Code and approved by
Corporation's board of directors. Any such adjustments shall be subject to the indemnification provisions of section 2(a).

         4. Miscellaneous. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which counterparts collectively shall constitute an instrument representing the Agreement between the parties hereto. This Agreement shall be governed by California law, without regard to choice of law rules applied by California courts. This Agreement shall be binding on and shall inure to the benefit of successors and assigns of the parties, including all persons to whom any Shareholder transfers stock of Corporation. Section headings shall not affect the interpretation of this Agreement. This Agreement embodies the entire agreement of the parties with respect to the subject matter contained herein. The parties hereto agree to take all further actions necessary to effect the agreements contained herein.

         WHEREFORE this Agreement was executed on the date first aforesaid.

CORPORATION:                       Skechers U.S.A., Inc., a Delaware Corporation

                                   By:    /s/ DAVID WIENBERG
                                       -----------------------------------------
                                   Name:  David Weinberg
                                   Title: Executive Vice President
                                          and Chief Financial Officer

SHAREHOLDERS:


/s/ MICHAEL GREENBERG                     /s/ ROBERT AND SUSAN GREENBERG
----------------------------------        --------------------------------------
Michael Greenberg                         Robert and Susan Greenberg,
                                          Trustees of the Greenberg Family Trust
                                          u/d/t May 3, 1988


/s/ JEFFREY GREENBERG                     /s/ DAVID SCHWARTZBERG
----------------------------------        --------------------------------------
Jeffrey Greenberg                         David Schwartzberg


/s/ JASON GREENBERG                       /s/ JULIE SCHWARTZBERG
----------------------------------        --------------------------------------
Jason Greenberg                           Julie Schwartzberg

/s/ JOSHUA GREENBERG                      /s/ GIL SCHWARTZBERG
----------------------------------        --------------------------------------
Joshua Greenberg                          Gil Schwartzberg

/s/ JENNIFER GREENBERG                    /s/ DEBBIE SCHWARTZBERG
----------------------------------        --------------------------------------
Jennifer Greenberg                        Debbie Schwartzberg


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                                    EXHIBIT A

                       STATEMENT OF REVOCATION OF ELECTION

Internal Revenue Service Center
Fresno, California 93888

RE:      Skechers U.S.A., Inc., a Delaware corporation
         EIN 95-4376145

Revocation of S Corporation Election

         The S corporation election under section 1362(a) of the Internal Revenue Code of Skechers U.S.A., Inc., a Delaware corporation, with its principal office located at 228 Manhattan Beach Boulevard, Manhattan Beach, CA 90266, is hereby revoked as of ______________, 1999. At the time of revocation, the number of shareholders (issued and outstanding) of Skechers U.S.A., Inc. stock, including nonvoting stock, is 27,814,155.

         Attached are the consents to the revocation by shareholders owning more than one-half of the issued and outstanding shares.

Skechers U.S.A., Inc., a Delaware corporation

By:____________________________

Title:_________________________

Date:__________________________

Attachment

{All revocations and consents should be mailed to the IRS certified mail return receipt requested.}


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                                    EXHIBIT B

          SHAREHOLDERS' STATEMENT OF CONSENT TO REVOCATION OF ELECTION

         We, the undersigned, being shareholders of Skechers, U.S.A., Inc., a Delaware corporation ("Skechers"), holding all of Skechers' issued and outstanding shares (including nonvoting stock), do hereby consent to the revocation by Skechers of its S corporation election under section 1362(a) of the Internal Revenue Code. The revocation is to be effective as of ______________ 1999.

         Under penalties of perjury, the undersigned declare that the facts presented in the accompanying statement are, to the best of our knowledge and belief, true, correct, and complete.



                                      Social Security
                                      or Employer                             Date Acquired
Name and                              Identification      Number of           Per Regs.              Tax Year End
Address                               Number              Shares Owned        1.1362-6(b)(1)         (Month & Day)
Michael Greenberg                                         2,781,415
Jeffrey Greenberg                                         1,390,708
Jason Greenberg                                           1,390,708
Joshua Greenberg                                          1,390,708
Jennifer Greenberg                                        1,390,708
Robert and Susan Greenberg,
Trustees of the Greenberg Family
Trust, u/d/t 5/3/88                                       18,079,198
David Schwartzberg                                        278,142
Julie Schwartzberg                                        278,142
Gil Schwartzberg                                          417,213
Debbie Schwartzberg                                       417,213


__________________________________        ______________________________________
Michael Greenberg                         Robert and Susan Greenberg,
                                          Trustees of the Greenberg Family Trust
                                          u/d/t May 3, 1998


__________________________________        ______________________________________
Jeffrey Greenberg                         David Schwartzberg


__________________________________        ______________________________________
Jason Greenberg                           Julie Schwartzberg


__________________________________        ______________________________________
Joshua Greenberg                          Gil Schwartzberg


__________________________________        ______________________________________
Jennifer Greenberg                        Debbie Schwartzberg

Dated:_________________, 1999

{All election and consents should be mailed to the IRS certified mail return receipt requested.}


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                                    EXHIBIT C

             ELECTION TO CLOSE BOOKS UPON S CORPORATION TERMINATION

                              (Attach to Form 1120)

         Skechers U.S.A., Inc., a Delaware corporation ("Skechers"), EIN 95-4376145, with the consent of all the shareholders of the short S year and all the shareholders on the first day of the short C year (attached), elects under section 1362(e)(3) of the Internal Revenue Code not to have the pro rata allocation of S corporation items under section 1362(e)(2) of the Internal Revenue Code apply to the S termination year ending _________________, 1999. The date of Skechers' termination was _________, 1999 and the cause of termination was an election to revoke its status as an S corporation.

Skechers U.S.A., Inc. a Delaware corporation


By:________________________________
     Name:
     Title:


Date:______________________________

Attachment


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                                    EXHIBIT D

                               SHAREHOLDER CONSENT

RE:      Skechers U.S.A., Inc., a Delaware corporation
         EIN 95-4376145

SHAREHOLDER NAME:        ___________________________________________

SHAREHOLDER ADDRESS:     ___________________________________________




TAXPAYER IDENTIFICATION NUMBER:    _________________________________

NUMBER OF SHARES:        ___________________________________________

DATE OR DATES SHARES ACQUIRED:     _________________________________

                                   _________________________________


DATE SHAREHOLDER'S TAX YEAR ENDS:  _________________________________

THE UNDERSIGNED HEREBY CONSENTS TO THE ELECTION OF SKECHERS U.S.A., INC., A CALIFORNIA CORPORATION TO ALLOCATE THE TAXABLE INCOME OF THE CORPORATION FOR THE S TERMINATION YEAR AS PROVIDED BY SECTION 1362(e)(3) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

This consent is executed by the undersigned under penalties of perjury.

Date:______________________                 Signature:__________________________

Date:______________________                 Signature:__________________________

Note: Each person owning a community property, tenancy in common, joint tenancy, or tenancy by the entirety interest must sign. Consent of minor must be by legal representative or parent if no legal representative. Consent of qualifying trust must be the person treated as shareholder under Section 1361(b)(1) of the Code.


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